DELAWARE VIP TRUST

Delaware VIP Value Series

Supplement to the Series'
Service Class Prospectus dated April 30, 2006

The following replaces the section titled "What are the Series' fees and expenses?" on page 5 of the Series' Prospectus:

What are the Series' fees and expenses?
Sales charges are fees paid directly from your investment when you buy or sell shares of the Service Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees	none
Annual Series operating expenses are deducted from the Series' assets.	Management fees[1]	0.65%
	Distribution and service (12b-1) fees[2]	0.30%
	Other expenses	0.13%
	Total operating expenses[3]	1.08%
	Fee waivers and payments	(0.05)%
	Net expenses	1.03%
This example is intended to help you compare the cost of investing in the Series to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Series expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[4] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$105
	3 years	$339
	5 years	$591
	10 years	$1,313

1 The investment manager has voluntarily agreed to waive management fees in the amount of 0.05% of average net assets until such time as the waiver is discontinued. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.
Series operating expenses with voluntary expense cap in effect.	Management fees	0.60%
	Distribution and service (12b-1) fees	0.25%
	Other expenses	0.13%
	Total operating expenses	0.98%

2 Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2007 to no more than 0.25% of average daily net assets.

3 The investment manager has contracted to waive fees and pay expenses through April 30, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets.

4 The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

This Supplement is dated April 20, 2006.